Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR END 2018 FINANCIAL RESULTS

ISSUES 2019 GUIDANCE

BATON ROUGE, Louisiana (February 27, 2019) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three month period and year ended December 31, 2018.

Three Month Periods Ended December 31, 2018 and 2017

•	Net service revenue increased $36.4 million to $434.4 million compared to $398.0 million in 2017 (1).

•	Net income attributable to Amedisys, Inc. of $27.5 million compared to net loss attributable to Amedisys, Inc. of $3.8 million in 2017.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.84 per diluted share compared to net loss attributable to Amedisys, Inc. of $0.11 in 2017.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $43.9 million compared to $37.1 million in 2017.

•	Adjusted net service revenue of $434.4 million compared to $398.0 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. of $29.8 million compared to $19.4 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.91 compared to $0.56 in 2017.

Years Ended December 31, 2018 and 2017

•	Net service revenue increased $151.3 million to $1,662.6 million compared to $1,511.3 million in 2017 (1).

•	Net income attributable to Amedisys, Inc. of $119.3 million compared to $30.3 million in 2017.

•	Net income attributable to Amedisys, Inc. per diluted share of $3.55 per diluted share compared to $0.88 in 2017.

Adjusted Year End Results*

•	Adjusted EBITDA of $180.6 million compared to $142.2 million in 2017.

•	Adjusted net service revenue of $1,664.3 million compared to $1,517.8 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. of $122.1 million compared to $75.9 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $3.63 compared to $2.21 in 2017.

*	See pages 12 and 13 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
(1)

Subsequent to our adoption of Accounting Standards Updates 2014-09 and 2015-14 on January 1, 2018, using the full retrospective method, amounts previously classified as provision for doubtful accounts are now classified as price concessions in determining the transaction price of our net service revenue.

Paul B. Kusserow, President and Chief Executive Officer stated, “Our fourth quarter results are a fitting cap to what has been by all accounts an incredible year for Amedisys. In 2018, we treated approximately 400,000 patients making more than 10 million visits across our three lines of business while continuing to execute and make excellent progress on our strategic pillars of clinical distinction, becoming the employer of choice, operational efficiency and growth. Providing our clinically distinct care to as many patients wherever they call home is, and will always be, our first priority and to that point, our home health and hospice quality measures continue to be at or near the top of the industry. After a year of rebuilding, our home health segment returned to growth and exceeded margin expectations. Hospice continued its stellar performance with another strong quarter and year of ADC growth and we continued to grow our personal care platform, completing two acquisitions during the year. Finally, thanks to our team of over 21,000 employees for continuing to do all that you do to drive such impressive results and provide such incredible care.”

2019 Guidance

•	Net service revenue is anticipated to be in the range of $1.94 billion to $1.98 billion.

•	Adjusted EBITDA is anticipated to be in the range of $205 million to $210 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $3.98 to $4.09 based on an estimated 33.1 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2019 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Thursday, February 28, 2019, at 10:00 a.m. ET to discuss its fourth quarter and year end results. To participate on the conference call, please call before 10:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through March 28, 2019 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13687280.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 3,000 hospitals and 65,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 21,000 employees, in 472 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 376,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement, our ability to realize the anticipated benefits of the acquisition of Compassionate Care Hospice, and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Vice President, Strategic Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Three-Month Period Ended December 31		For the Year Ended December 31
	2018	2017	2018	2017
	(Unaudited)
Net service revenue	$434,378	$397,961	$1,662,578	$1,511,272
Cost of service, excluding depreciation and amortization	262,251	239,238	992,863	903,377
General and administrative expenses:
Salaries and benefits	84,309	79,406	316,522	305,938
Non-cash compensation	5,234	4,507	17,887	16,295
Other	42,778	39,757	166,897	159,980
Depreciation and amortization	3,379	3,984	13,261	17,123
Asset impairment charge	—	1,323	—	1,323
Securities Class Action Lawsuit settlement, net	—	—	—	28,712

Operating expenses	397,951	368,215	1,507,430	1,432,748

Operating income	36,427	29,746	155,148	78,524
Other income (expense):
Interest income	15	54	278	158
Interest expense	(1,536)	(1,431)	(7,370)	(5,031)
Equity in earnings from equity method investments	1,231	232	7,692	3,381
Miscellaneous, net	458	487	3,240	3,769

Total other income (expense), net	168	(658)	3,840	2,277

Income before income taxes	36,595	29,088	158,988	80,801
Income tax expense	(8,875)	(32,794)	(38,859)	(50,118)

Net income (loss)	27,720	(3,706)	120,129	30,683
Net income attributable to noncontrolling interests	(259)	(142)	(783)	(382)

Net income (loss) attributable to Amedisys, Inc.	$27,461	$(3,848)	$119,346	$30,301

Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.86	$(0.11)	$3.64	$0.90
Weighted average shares outstanding	31,916	33,898	32,791	33,704
Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.84	$(0.11)	$3.55	$0.88
Weighted average shares outstanding	32,805	33,898	33,609	34,304

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	As of December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$20,229	$86,363
Patient accounts receivable	188,972	201,196
Prepaid expenses	7,568	7,329
Other current assets	7,349	16,268

Total current assets	224,118	311,156
Property and equipment, net of accumulated depreciation of $95,472 and $146,814	29,449	31,122
Goodwill	329,480	319,949
Intangible assets, net of accumulated amortization of $33,050 and $30,610	44,132	46,061
Deferred income taxes	35,794	56,064
Other assets	54,145	49,130

Total assets	$717,118	$813,482

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$28,531	$25,384
Payroll and employee benefits	92,858	89,936
Accrued expenses	99,475	89,104
Current portion of long-term obligations	1,612	10,638

Total current liabilities	222,476	215,062
Long-term obligations, less current portion	5,775	78,203
Other long-term obligations	6,234	3,791

Total liabilities	234,485	297,056

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,252,280 and 35,747,134 shares issued; and 31,973,505 and 33,964,767 shares outstanding	36	35
Additional paid-in capital	603,666	568,780
Treasury stock at cost 4,278,775 and 1,782,367 shares of common stock	(241,685)	(53,713)
Accumulated other comprehensive income	15	15
Retained earnings	119,550	204

Total Amedisys, Inc. stockholders’ equity	481,582	515,321
Noncontrolling interests	1,051	1,105

Total equity	482,633	516,426

Total liabilities and equity	$717,118	$813,482

AMEDISYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

	For the Three-Month Period Ended December 31		For the Year Ended December 31
	2018	2017	2018	2017
	(Unaudited)
Cash Flows from Operating Activities:
Net income (loss)	$27,720	$(3,706)	$120,129	$30,683
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,379	3,984	13,261	17,123
Non-cash compensation	5,234	4,507	17,887	16,295
401(k) employer match	2,042	2,207	8,976	8,754
(Gain) loss on disposal of property and equipment	(24)	22	714	—
Deferred income taxes	5,355	34,950	20,271	52,178
Equity in earnings from equity method investments	(1,231)	(232)	(7,692)	(3,381)
Amortization of deferred debt issuance costs/debt discount	201	180	797	735
Return on equity investment	1,785	665	6,158	5,321
Asset impairment charge	—	1,323	—	1,323
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	6,058	(23,826)	12,224	(34,672)
Other current assets	8,711	956	8,679	(4,940)
Other assets	2,221	(547)	2,947	(12,749)
Accounts payable	3,835	2,587	3,165	(2,843)
Accrued expenses	(1,234)	9,259	13,524	31,843
Other long-term obligations	(19)	(140)	2,443	61

Net cash provided by operating activities	64,033	32,189	223,483	105,731

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	152	—	715	622
Proceeds from the sale of property and equipment	3	131	54	249
Purchases of property and equipment	(874)	(1,633)	(6,558)	(10,707)
Investments in equity method investees	(3,667)	(40)	(7,144)	(476)
Acquisitions of businesses, net of cash acquired	(5,186)	(9,587)	(9,260)	(33,715)

Net cash used in investing activities	(9,572)	(11,129)	(22,193)	(44,027)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	3,204	340	5,953	4,554
Proceeds from issuance of stock to employee stock purchase plan	642	584	2,429	2,382
Shares withheld upon stock vesting	(1,149)	(485)	(6,570)	(6,939)
Non-controlling interest distribution	(560)	—	(1,090)	(216)
Proceeds from borrowings under revolving line of credit	10,500	—	138,000	—
Repayments of borrowings under revolving line of credit	(60,500)	—	(130,500)	—
Principal payments of long-term obligations	(379)	(1,250)	(91,450)	(5,319)
Debt issuance costs	—	—	(2,433)	—
Purchase of company stock	—	—	(181,402)	—
Repurchase of noncontrolling interest	—	—	(361)	—

Net cash used in financing activities	(48,242)	(811)	(267,424)	(5,538)

Net increase (decrease) in cash and cash equivalents	6,219	20,249	(66,134)	56,166
Cash and cash equivalents at beginning of period	14,010	66,114	86,363	30,197

Cash and cash equivalents at end of period	$20,229	$86,363	$20,229	$86,363

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$533	$509	$3,522	$2,697

Cash paid for income taxes, net of refunds received	$3,261	$—	$14,278	$315

Supplemental Disclosures of Non-Cash Financing Activities:
Note payable issued for software licenses	$—	$—	$418	$—

Capital leases	$929	$—	$2,936	$—

Days revenue outstanding (1)	38.0	44.0	38.0	44.0

(1)

Our calculation of days revenue outstanding at December 31, 2018 and 2017 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three month periods ended December 31, 2018 and 2017, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three- Month Period Ended December 31,
	2018	2017
Financial Information (in millions):
Medicare	$211.5	$205.0
Non-Medicare	92.5	76.9

Net service revenue	304.0	281.9
Cost of service	189.4	174.9

Gross margin	114.6	107.0
Asset impairment charge	—	1.3
Other operating expenses	72.2	71.3

Operating income	$42.4	$34.4

Same Store Growth (1):
Medicare revenue	3%	2%
Non-Medicare revenue	20%	24%
Total admissions	6%	3%
Total volume (2)	6%	7%
Total Episodic admissions (3)	5%	2%
Total Episodic volume (4)	5%	5%
Key Statistical Data - Total (5):
Medicare:
Admissions	47,864	46,421
Recertifications	28,555	27,896

Total volume	76,419	74,317
Completed episodes	75,497	73,037
Visits	1,328,025	1,273,435
Average revenue per completed episode (6)	$2,891	$2,858
Visits per completed episode (7)	17.7	17.6
Non-Medicare:
Admissions	30,092	27,421
Recertifications	14,874	12,415

Total volume	44,966	39,836
Visits	722,677	619,745
Total (5):
Visiting Clinician Cost per Visit	$84.27	$83.88
Clinical Manager Cost per Visit	8.09	8.49

Total Cost per Visit	$92.36	$92.37
Visits	2,050,702	1,893,180

	For the Year Ended December 31,
	2018	2017
Financial Information (in millions):
Medicare	$830.8	$793.3
Non-Medicare	343.7	290.6

Net service revenue	1,174.5	1,083.9
Cost of service	722.1	670.9

Gross margin	452.4	413.0
Asset impairment charge	—	1.3
Other operating expenses	279.8	281.9

Operating income	$172.6	$129.8

Same Store Growth (1):
Medicare revenue	6%	(4%)
Non-Medicare revenue	18%	17%
Total admissions	5%	2%
Total volume (2)	7%	4%
Total Episodic admissions (3)	4%	1%
Total Episodic volume (4)	5%	3%
Key Statistical Data - Total (5):
Medicare:
Admissions	190,748	190,132
Recertifications	112,773	106,774

Total volume	303,521	296,906
Completed episodes	296,223	290,227
Visits	5,261,315	5,067,436
Average revenue per completed episode (6)	$2,854	$2,823
Visits per completed episode (7)	17.6	17.3
Non-Medicare:
Admissions	118,577	107,665
Recertifications	55,736	46,364

Total volume	174,313	154,029
Visits	2,772,339	2,347,363
Total (5):
Visiting Clinician Cost per Visit	$81.88	$82.04
Clinical Manager Cost per Visit	8.01	8.44

Total Cost per Visit	$89.89	$90.48
Visits	8,033,654	7,414,799

(1)

Same store information represents the percent increase (decrease) in our Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume of the prior period.

(2)	Total volume includes all admissions and recertifications.
(3)	Total Episodic admissions includes admissions for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(4)	Total Episodic volume includes admissions and recertifications for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(5)	Total includes acquisitions.
(6)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(7)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three- Month Period Ended December 31,
	2018	2017
Financial Information (in millions):
Medicare	$103.5	$92.7
Non-Medicare	5.3	5.2

Net service revenue	108.8	97.9
Cost of service	56.8	50.6

Gross margin	52.0	47.3
Other operating expenses	23.2	20.8

Operating income	$28.8	$26.5

Same Store Growth (1):
Medicare revenue	11%	14%
Non-Medicare revenue	5%	131%
Hospice admissions	12%	8%
Average daily census	9%	12%
Key Statistical Data - Total (2):
Hospice admissions	7,152	6,371
Average daily census	7,809	7,162
Revenue per day, net	$151.46	$148.62
Cost of service per day	$79.02	$76.81
Average discharge length of stay	103	96

	For the Year Ended December 31,
	2018	2017
Financial Information (in millions):
Medicare	$390.2	$350.7
Non-Medicare	20.7	17.1

Net service revenue	410.9	367.8
Cost of service	212.0	187.5

Gross margin	198.9	180.3
Other operating expenses	85.7	77.5

Operating income	$113.2	$102.8

Same Store Growth (1):
Medicare revenue	11%	17%
Non-Medicare revenue	21%	20%
Hospice admissions	8%	11%
Average daily census	11%	15%
Key Statistical Data - Total (2):
Hospice admissions	27,596	25,381
Average daily census	7,588	6,820
Revenue per day, net	$148.36	$147.75
Cost of service per day	$76.53	$75.31
Average discharge length of stay	100	93

(1)

Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.

(2)	Total includes acquisitions.

Segment Information - Personal Care

	For the Three- Month Period Ended December 31,
	2018	2017
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	21.6	18.1

Net service revenue	21.6	18.1
Cost of service	16.1	13.7

Gross margin	5.5	4.4
Other operating expenses	3.4	3.1

Operating income	$2.1	$1.3

Key Statistical Data:
Billable hours	890,696	782,140
Clients served	13,054	12,646
Shifts	406,119	365,360
Revenue per hour	$24.24	$23.07
Revenue per shift	$53.16	$49.39
Hours per shift	2.2	2.1

	For the Year Ended December 31,
	2018	2017
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	77.2	59.6

Net service revenue	77.2	59.6
Cost of service	58.8	45.0

Gross margin	18.4	14.6
Other operating expenses	13.1	9.7

Operating income	$5.3	$4.9

Key Statistical Data:
Billable hours	3,248,304	2,604,794
Clients served	17,981	16,774
Shifts	1,468,541	1,195,511
Revenue per hour	$23.75	$22.86
Revenue per shift	$52.54	$49.80
Hours per shift	2.2	2.2

Segment Information - Corporate

	For the Three- Month Period Ended December 31,
	2018	2017
Financial Information (in millions):
Other operating expenses	$35.0	$29.6
Depreciation and amortization	1.9	2.9

Total operating expenses	$36.9	$32.5

	For the Year Ended December 31,
	2018	2017
Financial Information (in millions):
Other operating expenses	$127.6	$117.8
Depreciation and amortization	8.4	12.5

Total operating expenses before Securities Class Action Lawsuit settlement, net	136.0	130.3
Securities Class Action Lawsuit settlement, net	—	28.7

Total operating expenses	$136.0	$159.0

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three- Month Period Ended December 31,		For the Year Ended December 31,
	2018	2017	2018	2017
Net income (loss) attributable to Amedisys, Inc.	$27,461	$(3,848)	$119,346	$30,301
Add:
Income tax expense	8,875	32,794	38,859	50,118
Interest expense, net	1,521	1,377	7,092	4,873
Depreciation and amortization	3,379	3,984	13,261	17,123
Certain items (1)	3,124	24,414	3,739	61,429
Interest component of certain items (1)	(451)	(168)	(1,731)	(263)
Tax component of certain items (1)	—	(21,424)	—	(21,424)

Adjusted EBITDA (2) (6)	$43,909	$37,129	$180,566	$142,157

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Period Ended December 31,		For the Year Ended December 31,
	2018	2017	2018	2017
Net service revenue	$434,378	$397,961	$1,662,578	$1,511,272
Add:
Certain items (1)	—	—	1,687	6,506

Adjusted net service revenue (3) (6)	$434,378	$397,961	$1,664,265	$1,517,778

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Period Ended December 31,		For the Year Ended December 31,
	2018	2017	2018	2017
Net income (loss) attributable to Amedisys, Inc.	$27,461	$(3,848)	$119,346	$30,301
Add:
Certain items (1)	2,312	23,233	2,767	45,627

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$29,773	$19,385	$122,113	$75,928

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three- Month Period Ended December 31,		For the Year Ended December 31,
	2018	2017	2018	2017
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.84	$(0.11)	$3.55	$0.88
Add:
Certain items (1)	0.07	0.67	0.08	1.33

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$0.91	$0.56	$3.63	$2.21

(1)	The following details the certain items for the three month periods and years ended December 31, 2018 and 2017:

Certain Items:

	For the Three-Month Period Ended December 31, 2018	For the Year Ended December 31, 2018
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida self-audit (pre-acquisition)	$—	$1,687
Certain Items Impacting Operating Expenses:
Acquisition costs	1,025	2,757
Legal fees - non-routine	56	1,465
Indemnity receivable adjustment	2,143	2,143
Certain Items Impacting Total Other Income (Expense):
Legal settlements	—	(1,437)
Miscellaneous, other (income) expense, net	(100)	(2,876)

Total	$3,124	$3,739

Net of tax	$2,312	$2,767

Diluted EPS	$0.07	$0.08

	For the Three-Month Period Ended December 31, 2017	For the Year Ended December 31, 2017
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida ZPIC audit	$—	$6,506
Certain Items Impacting Operating Expenses:
Acquisition costs	48	1,025
Legal fees - non-routine	358	1,768
Securities Class Action Lawsuit settlement, net	—	28,712
Restructuring activity	648	2,318
Data center relocation	—	940
Asset impairment	1,323	1,323
Certain Items Impacting Total Other Income (Expense):
Legal settlements	—	(2,014)
Miscellaneous, other (income) expense, net	613	(573)
Certain Items Impacting Income Tax Expense:
Remeasurement of deferred tax assets and liabilities	21,424	21,424

Total	$24,414	$61,429

Net of tax	$23,233	$45,627

Diluted EPS	$0.67	$1.33

(2)

Adjusted EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.